                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                              CENDANT CORPORATION
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 16, 1999
                                       BY
                           CENDANT STOCK CORPORATION,
                          A WHOLLY OWNED SUBSIDIARY OF
                              CENDANT CORPORATION
--------------------------------------------------------------------------------
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, JULY 15, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

          By Hand Delivery:                   By Overnight Delivery:                        By Mail:
            120 Broadway                        85 Challenger Road                        P.O. Box 3301
            13(th) Floor                          Mail Drop-Reorg                       South Hackensack
      New York, New York 10271                    Ridgefield Park                       New Jersey 07606
     Attn: Reorganization Dept.                  New Jersey 07660                  Attn: Reorganization Dept.
                                            Attn: Reorganization Dept.
                                            By Facsimile Transmission:
                                                  (201) 296-4293
                                           Confirm Receipt of Facsimile
                                                   by Telephone:
                                                  (201) 296-4860

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING
             INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
                                           (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                          SHARES TENDERED
                      CERTIFICATE(S))                           (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
----------------------------------------------------------------------------------------------------------------
                                                                               TOTAL NUMBER OF
                                                                                    SHARES          NUMBER OF
                                                                CERTIFICATE      REPRESENTED         SHARES
                                                               NUMBER(S)(1)    BY CERTIFICATES     TENDERED(2)
                                                              --------------------------------------------------
                                                              --------------------------------------------------
                                                              --------------------------------------------------
                                                              --------------------------------------------------
                                                              --------------------------------------------------
                                                              --------------------------------------------------
                                                               TOTAL SHARES

----------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 15.
                      1st:            2nd:            3rd:            4th:            5th:
----------------------------------------------------------------------------------------------------------------
/ /  Check here if any Share certificates that you own have been lost, stolen or destroyed. See Instruction 16.
     Number of Shares represented by lost, stolen or destroyed Share certificates:
----------------------------------------------------------------------------------------------------------------
(1)  Need not be completed by shareholders tendering Shares by book-entry transfer.
(2)  Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
(3)  If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 15.
----------------------------------------------------------------------------------------------------------------

                NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
        THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO PURCHASER, CENDANT, THE DEALER MANAGER OR THE INFORMATION AGENT WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

    This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "BookEntry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR TENDERING SHARES REFLECTING INTERESTS IN ACCOUNTS IN CENDANT'S SAVINGS PLANS (AS DEFINED IN THE OFFER TO PURCHASE). SEE INSTRUCTION 14.

    Shareholders who cannot deliver their Share certificates and any other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase), must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution _____________________________________________
     Account No. _______________________________________________________________
     Transaction Code No. ______________________________________________________
/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s) ___________________________________________
     Date of Execution of Notice of Guaranteed Delivery ________________________ Name of Institution that Guaranteed Delivery ______________________________ If delivery is by book-entry transfer:

     Name of Tendering Institution _____________________________________________
     Account No. _______________________________________________________________
     Transaction Code No. ______________________________________________________

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to Cendant Stock Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Cendant Corporation, a Delaware corporation ("Cendant"), the above-described shares of the common stock of Cendant, par value $.01 per share ("Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 16, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended and supplemented from time to time, together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of and payment for Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of Purchaser and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

        (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

        (ii) present certificates for such Shares for cancellation and transfer on the books of Cendant; and

        (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to Purchaser that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and that, when and to the extent the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby.

    The undersigned represents and warrants to Purchaser that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to Purchaser that (i) the undersigned has a net long position in Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

    The undersigned understands that Purchaser will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $22.50 nor less than $19.75 per Share), net to the Seller in cash, without interest thereon (the "Purchase Price"), that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that Purchaser will select the lowest Purchase Price that will allow it to purchase 50,000,000 Shares (or such lesser number of Shares as are validly tendered and not properly withdrawn, at prices not greater than $22.50 nor less than $19.75 per Share) pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not properly withdrawn will be purchased at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including the proration provisions, and that Purchaser will return at its expense all other Shares, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration. See Section 1 of the Offer to Purchase.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered hereby or may not be required to purchase any Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares so tendered.

    The undersigned understands that acceptance of Shares by Purchaser for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED

   IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER OF
     TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED. (SEE INSTRUCTION 5)

         CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO
 BOX IS CHECKED (EXCEPT AS PROVIDED BELOW), THERE IS NO VALID TENDER OF SHARES.

   / / $19.75         / / $20.00         / / $20.25         / / $20.50
   / / $20.75         / / $21.00         / / $21.25         / / $21.50
   / / $21.75         / / $22.00         / / $22.25         / / $22.50

    If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered Shares at the Purchase Price determined by Purchaser in accordance with the terms of the Offer (persons checking this box should NOT indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" above). See Instruction 5. / /

                                    ODD LOTS
                              (SEE INSTRUCTION 9)

                        BENEFICIAL OWNERSHIP INFORMATION

    This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owns beneficially, as of the close of business on June 15, 1999, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (including Shares reflecting interests in the Savings Plans (as defined in the Offer to Purchase)).

    The undersigned either (check one box):

    / / owned beneficially, as of the close of business on June 15, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (including Shares reflecting interests in the Savings Plans, all of which are being tendered), or

    / / is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on June 15, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (including Shares reflecting interests in the Savings Plans) and is tendering all of such Shares.

-----------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue:  / / check and/or  / / certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

  Book-Entry Facility Account
  No.: _______________________________________________________________________
  Medallion Guarantee: _______________________________________________________
-----------------------------------------------------
-----------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 8)

      To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

  Mail:  / / check and/or  / / certificate(s) to:

  Name: ______________________________________________________________________

                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

                               (INCLUDE ZIP CODE)

                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

  Book-Entry Facility Account
  No.: _______________________________________________________________________

  Medallion Guarantee: _______________________________________________________
  ---------------------------------------------------

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)

Signature(s) of Owner(s): ______________________________________________________
Dated ____________________________________________________________________, 1999
Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ___________________________________________________
    (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm: __________________________________________________________________
Authorized Signature: __________________________________________________________
Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Title: _________________________________________________________________________
Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ___________________________________________________
Dated _______________, 1999

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm or other entity that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program, the Stock Exchange Medallion Program or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    Shareholders whose share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the shareholder must check the box indicating the price per Share at which such shareholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that if the shareholder does not wish to specify a purchase price, the shareholder may check the box above the section entitled "Odd Lots" indicating that such shareholder is tendering Shares at the Purchase Price determined by Purchaser. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, certificates evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

    7. STOCK TRANSFER TAXES. Purchaser will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

    9. ODD LOTS. As described in Section 2 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Date are to be purchased, Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially, as of the close of business on June 15, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (including Shares reflecting interests in the Savings Plans and who validly tendered all such Shares at or below the Purchase Price (including by not designating a Purchase Price as described below). Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

    Additionally, tendering holders of Odd Lots who do not wish to specify a purchase price may check the box above the section entitled "Odd Lots" indicating that such shareholder is tendering all Shares at the Purchase Price determined by Purchaser. See Instruction 5.

    10. IMPORTANT TAX INFORMATION; SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal backup withholding tax rules, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct or otherwise establishes an exemption. If the Depositary is not provided with the correct taxpayer identification number ("TIN") or another adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to the backup withholding. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in overpayment of taxes, a refund may be obtained from the IRS. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order the avoid backup withholding. Even if the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the Depositary. This amount will be refunded to the holder if a properly certified TIN is provided to the Depositary within 60 days. Certain shareholders (including, among others, all corporations and certain foreign shareholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's foreign status. The appropriate form may be obtained from the Depositary. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.

    11. FEDERAL INCOME TAX WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification as described in the preceding paragraph to avoid backup withholding, the Depositary will withhold United States federal income taxes at a rate of 30% of the gross payment payable to a foreign shareholder or his or her agent unless the Depositary determines that an exemption from, or a reduced rate of, withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business of the foreign shareholder in the United States. For this purpose, a foreign shareholder is a shareholder that is not (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state or any political subdivision thereof; (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income; or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions. In order to obtain a reduced rate of withholding pursuant to a tax treaty a foreign shareholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and its eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder satisfies one of the "Section 302 tests" for capital gain treatment described in Section 14 of the Offer to Purchase (e.g., the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests) or is otherwise able to establish that no withholding or a reduced amount of withholding is due. Federal backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of federal income tax withholding. Foreign shareholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a reduction or exemption from withholding tax and refund procedures.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Manager, and such copies will be furnished promptly at Purchaser's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

    13. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser, in its sole discretion, which determination shall be final and binding on all parties. Purchaser reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of Purchaser's counsel be unlawful. Purchaser also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of Purchaser, Cendant, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    14. SAVINGS PLANS. Participants in the Savings Plans may not use this Letter of Transmittal to direct the tender of Shares reflecting interests in such participant's individual account, but must use the separate Direction Form (as defined in the Offer to Purchase) sent to them by Purchaser. See Section 3 of the Offer to Purchase.

    15. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on Shares purchased is long-term or short-term (depending on the holding period for Shares purchased) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 14 of the Offer to Purchase.

    16. LOST, STOLEN OR DESTROYED CERTIFICATES. If your certificate(s) representing Shares have been lost, stolen or destroyed, so indicate on the front of this Letter of Transmittal. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

       TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES

             PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

----------------------------------------------------------------------------------------------------------------
        SUBSTITUTE           PART 1: PLEASE PROVIDE YOUR TIN IN THE BOX AT          Social Security Number
         FORM W-9            RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                   or
                                                                                Employer Identification Number
                             ----------------------------------------------------------------------------------
    PAYOR'S REQUEST FOR      PART 2: For Payees exempt from backup withholding, see the enclosed Guidelines for
  TAXPAYER IDENTIFICATION    Certification of Taxpayer Identification Number on Substitute Form W-9 and complete
       NUMBER (TIN)          as instructed therein.
                             ----------------------------------------------------------------------------------
                             PART 3: Awaiting TIN  / /
----------------------------------------------------------------------------------------------------------------
CERTIFICATION--Under penalties of perjury, I certify that (i) the number shown on this form is my correct
Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the
IRS has notified me that I am no longer subject to backup withholding. Certification instructions--You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                                Signature:                                 Date:
                                              Name (Please Print):
                                          Address (Include Zip Code):
----------------------------------------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO
       YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
       IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
----------------------------------------------------------------------------------------------------------------

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments made to me thereafter will be withheld until I provide a number.

Signature: _____________________________________________________________________
Date: __________________________________________________________________________

                    THE INFORMATION AGENT FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                      450 West 33(rd) Street, 14(th) Floor
                            New York, New York 10001
                        Call Toll Free: 1 (800) 684-8823

                         Bankers and Brokers may call:
                                 (212) 273-8035

                      THE DEALER MANAGER FOR THE OFFER IS:

                                     [LOGO]
                       9 West 57(th) Street, 40(th) Floor
                            New York, New York 10019
                              Call: (212) 847-5355

June 16, 1999